SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2005

McRAE INDUSTRIES, INC.

(Exact name of registrant as specified in charter)

Delaware	1-8578	56-0706710

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

402 North Main Street, Mt Gilead, NC		27306

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (910) 439-6147

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     In May 2005, McRae Industries, Inc. (the “Company”) negotiated the terms of an asset purchase agreement (the “Purchase Agreement”) providing for the purchase by the Company of certain assets from Texas Boot Inc. (“Texas Boot”) including its trademarks (including the marks Laredo, J. Chisolm, Code West and Performair), its outstanding accounts receivable and certain inventory. Texas Boot is and has been operating as a debtor-in-possession in a case under Chapter 11 of the United States Bankruptcy Code. In accordance with applicable bankruptcy court procedures, an auction for the assets was conducted on June 23, 2005. The Company won the auction by agreeing to increase the total purchase price payable under the Purchase Agreement to approximately $2.16 million. Of the total purchase price, $1,525,000 is allocable to the acquired trademarks, $519,807 is allocable to the acquired accounts receivable and $115,500 is allocable to the acquired inventory. On June 24, 2005, the United States Bankruptcy Court for the Middle District of Tennessee approved the Purchase Agreement as modified by the increased purchase price and the Purchase Agreement became effective. The transaction closed on June 28, 2005.

     Copies of the Purchase Agreement and a Memorandum of Understanding reflecting the increase in the purchase price are being filed with this report as Exhibits 2.1 and 2.2, respectively, and are hereby incorporated herein by reference. The foregoing description of the Purchase Agreement, the Memorandum of Understanding and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the full text of such documents. A copy of the news release announcing the transaction is being filed with this report as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

2.1	Asset Purchase Agreement between McRae Industries, Inc. and Texas Boot, Inc.

2.2	Memorandum of Understanding between McRae Industries, Inc. and Texas Boot, Inc.

99.1	News Release Dated June 29, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCRAE INDUSTRIES, INC.
Date: June 29, 2005	By:	/s/ D. Gary McRae
D. Gary McRae
President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Earliest Event Reported: June 24, 2005	Commission File No: 1-8578

McRAE INDUSTRIES, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Asset Purchase Agreement between McRae Industries, Inc. and Texas Boot, Inc.

2.2	Memorandum of Understanding between McRae Industries, Inc. and Texas Boot, Inc.

99.1	Press release issued June 29, 2005 announcing the execution of the Asset Purchase Agreement.